UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2008
______________

Chazak Value Corp.
(Exact name of registrant as specified in its charter)
______________

Delaware	000-29794	26-1846318
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

75 Rockefeller Plaza, 16th Floor, New York, NY 10019
(Address of Principal Executive Office) (Zip Code)

(212) 265-7013
(Registrant’s telephone number, including area code)

PubliCARD, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

PubliCARD, Inc, a Pennsylvania corporation (“PubliCARD”), and Chazak Value Corp. (“Chazak” or the “Company”) are parties to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 29, 2008, pursuant to which PubliCARD agreed to merge with and into Chazak (the “Merger”) as part of the reorganization of PubliCARD under Chapter 11 of the U.S. Bankruptcy Code. Immediately prior to the Merger, Chazak had no assets and was a wholly-owned subsidiary of PubliCARD. A purpose of the Merger, which was completed on January 30, 2008, was to reincorporate PubliCARD in Delaware under a new name. This description of the Merger Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information disclosed in Items 3.02, 5.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 1.03	Bankruptcy or Receivership.

On January 9, 2008, the United States Bankruptcy Court for the Southern District of New York (the “Court”) confirmed PubliCARD's First Amended Plan of Reorganization dated November 19, 2007 (as modified, the “Plan of Reorganization”) (In re: PubliCARD, Inc., Case No. 07-11517). The following description of the Plan of Reorganization is qualified in its entirety by reference to the full text of such document, a copy of which is filed as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K and incorporated by reference herein.

The Plan of Reorganization provides for, among other things, the reorganization of PubliCARD as Chazak, the cancellation of PubliCARD’s preferred stock and the common stock (the “PubliCARD Preferred Stock” and the “PubliCARD Common Stock,” respectively) upon the effectiveness of the Plan of Reorganization, and the issuance by Chazak of 5,133,352 shares of common stock, par value $0.01 per share (the “Chazak Common Stock”), as follows:

(i)
Five percent (5%) of the Chazak Common Stock, or 256,676 shares, to the holders of “Allowed Interests” (as such term is defined in the Plan of Reorganization) arising under or in connection with the PubliCARD Preferred Stock (collectively as a class, the “PubliCARD Preferred Stockholders”);

(ii)
Five percent (5%) of the Chazak Common Stock, or 256,676 shares, to the holders of “Allowed Interests” arising under or in connection with the PubliCARD Common Stock (collectively as a class, the “PubliCARD C Stockholders”); and

(iii)
Ninety percent (90%) of the Chazak Common Stock, or 4,620,000 shares, to The 500 Group, LLC, a Delaware limited liability company (“The 500 Group”), in exchange for providing $500,000 of equity financing to Chazak.

Under the Plan of Reorganization, certain creditors of PubliCARD (the holders of “Allowed Administrative Claims”, “Allowed Tax Claims”, “Allowed Priority Claims” and “Allowed Secured Claims”, as each such term is defined in the Plan of Reorganization) will be paid in full, and certain other creditors (the holders of “Allowed Unsecured Claims”, as such term is defined in the Plan of Reorganization) will receive payments of approximately seventeen percent (17%) of the respective amount of their claims.

Information as to the assets and liabilities of PubliCARD as of December 31, 2007, presented in the form in which it was furnished to the Court as part of PubliCARD’s Monthly Consolidated Statement for the Period Ended December 31, 2007, is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

On January 30, 2008, in accordance with the Plan of Reorganization, the Company issued 4,620,000 shares of Chazak Common Stock to The 500 Group for $500,000 in cash, pursuant to that certain Contribution Agreement, dated as of October 26, 2007, between The 500 Group and PubliCARD (the “Contribution Agreement”). The Company’s issuance of shares of Chazak Common Stock to The 500 Group (and the subsequent distribution of such shares to the Funding Parties (defined below), as described in Item 5.01 of this Current Report on Form 8-K) is exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D thereunder because it is a private placement to accredited investors (as such term is defined in Regulation D). A copy of the Contribution Agreement is included as Exhibit 10.2 to this Current Report on Form 8-K.

The shares of Chazak Common Stock being issued to the PubliCARD Common Stockholders and PubliCARD Preferred Stockholders as described in Item 1.03 of this Current Report on Form 8-K are being issued pursuant to Section 1145 of the United States Bankruptcy Code and, as such, are exempt from the registration requirements of the Securities Act.

The information disclosed in Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03	Material Modifications to Rights of Security Holders.

On January 30, 2008, the effective date of the Plan of Reorganization, all of the PubliCARD Common Stock and the PubliCARD Preferred Stock was cancelled. The Company has filed with the Securities and Exchange Commission (the “SEC”) a Form 8-A with respect to the registration of the Chazak Common Stock under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rule 12g-3(a) thereunder and is the successor issuer to PubliCARD. The Company has also filed with the SEC a Form 15, as amended, with respect to the termination of the registration of the PubliCARD Common Stock under the Exchange Act.

The information disclosed in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On February 1, 2008, the Company engaged Mahoney Cohen & Co. CPA, P.C. as its independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ended December 31, 2007.

Item 5.01	Changes in Control of Registrant.

The 500 Group, which is controlled by Joseph E. Sarachek (“Sarachek”), the Company’s Chairman of the Board, President and Chief Executive Officer, acquired control of the Company through its acquisition of 4,620,000 shares of Chazak Common Stock as described in Item 3.02 of this Current Report on Form 8-K, representing 90% of the Chazak Common Stock. In accordance with the terms of the Funding Agreement (the “Funding Agreement”), dated as of January 18, 2008, by and among PubliCARD, The 500 Group, Sarachek, Charles Fisch (“Fisch”), IA Capital Partners, LLC (“IA Capital”), Ridge View Group LLC (“Ridge View”) and Folio Holdings, LLC (“Folio Holdings”), each of Sarachek, Fisch, IA Capital, Ridge View and Folio Holdings contributed $100,000 to The 500 Group to fund its $500,000 investment in the Company. In accordance with the Funding Agreement, on January 31, 2008, The 500 Group distributed all 4,620,000 shares of Common Stock that it purchased under the Plan of Reorganization pro rata (924,000 shares each) to its members, consisting of Sarachek, Fisch, IA Capital, Ridge View and Folio Holdings (together, the “Funding Parties”).  As a result of this distribution, each Funding Party holds 18% of the Chazak Common Stock. The source of the funds for each Funding Party’s investment in The 500 Group is such person’s working capital (in the case of entities) or personal funds (in the case of individuals).

The Funding Parties and the Company are parties to a Stockholders Agreement and a Registration Rights Agreement, both dated as of January 31, 2008. Under the Stockholders Agreement, during the eighteen-month period which commenced on January 31, 2008, (i) the Funding Parties agreed to vote their shares of Chazak Common Stock (a) for each Funding Party’s designee to the Board of Directors of the Company and (b) in favor of an equity incentive plan to be proposed by the Company’s management providing for the issuance of up to 10% (as of the date the effectiveness of such plan) of the outstanding shares of Chazak Common Stock, and (ii) each Funding Party agreed to provide a right of first refusal on the sale of shares of Chazak Common Stock under specified circumstances to the Company first, and then to the other Funding Parties, to the extent the Company has not exercised its right in full. Under the Stockholders Agreement, during such term, each Funding Party's right to designate a director will continue so long as such Funding Party continues to hold at least 50% of the number of shares of Chazak Common Stock distributed to it under the Funding Agreement by The 500 Group (as adjusted for stock splits and dividends). Under the Registration Rights Agreement, during the three-year period which commenced on January 31, 2008, the Funding Parties have the right to include their shares of Chazak Common Stock in Company registration statements filed under the Securities Act, except in certain limited circumstances specified in the Registration Rights Agreement.

In accordance with the Plan of Reorganization, upon its effectiveness, the members of PubliCARD’s Board of Directors, other than Sarachek, were replaced with Chazak’s Board of Directors, which, consistent with the terms of the Stockholders Agreement, consists of Sarachek, Fisch, Roger Ehrenberg, David Marcus and Jonathan Lewis (the initial designees of the Funding Parties). Messrs. Ehrenberg, Marcus and Lewis are the managing members of, and control, IA Capital, Ridge View and Folio Holdings, respectively. Also on January 30, 2008, Mr. Sarachek was elected as Chairman of the Board of Directors of the Company. The Chazak Board of Directors has not yet established any committees.

Collectively, the Funding Parties may be deemed to control the Company. To the Company’s knowledge, no other person or group was in control of the Company immediately prior to The 500 Group’s acquisition of Chazak Common Stock.

The foregoing description of the Funding Agreement, Stockholders Agreement and Registration Rights Agreement is qualified in its entirety by the full text of such agreements, copies of which are filed as Exhibits 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and incorporated by reference herein

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, the officers of Chazak immediately prior to the merger continue to serve in the same capacities after the Merger. These officers are:

Joseph E. Sarachek, 46, president and chief executive officer. Mr. Sarachek has been the chief executive officer and a director of PubliCARD since July 2006, as well as the managing partner of Triax Capital Advisors, LLC (“Triax”), a restructuring advisory firm he founded, since January 2003. Prior to founding Triax, Mr. Sarachek was a managing director of Balfour Capital Advisors, the predecessor to Triax, from September 2001 until January 2003. From July 2001 until September 2001, Mr. Sarachek was a managing director of Amroc Capital Advisors, a restructuring advisory group. From 1998 through January 2000, Mr. Sarachek acted as a consultant to PubliCARD, but did not have subsequent business with that company until his appointment as chief executive officer and director in July 2006. Mr. Sarachek, an attorney, formerly practiced corporate and bankruptcy law at McDermott, Will & Emery and Kelley Drye & Warren.

Marc B. Ross, 41, chief financial officer, treasurer and secretary. Mr. Ross has been PubliCARD’s principal financial officer since August 2007, and a principal at Triax since 2004. Prior to joining Triax, from July 2002 until June 2004, Mr. Ross was a senior manager in the business advisory group of Protiviti Inc., an international risk consulting firm with over 900 employees. From October 2000 through June 2002, Mr. Ross was a manager at Cherpock & Rosenfeld LLP, a boutique firm specializing in bankruptcy, turnaround, fraud and litigation support.

In connection with the effectiveness of the Plan of Reorganization, Mr. Sarachek waived his rights to the transaction fee and the stock options to which he otherwise would have been entitled under his Engagement Agreement with PubliCARD, dated as of July 21, 2006 (the “Engagement Agreement”). Also, as of the effective date of the Plan of Reorganization, Mr. Sarachek agreed to terminate his right to any payments under the Engagement Agreement for future services to the Company. Messrs. Sarachek and Ross are not currently being compensated for their services on behalf of the Company and the Company expects to negotiate appropriate compensation packages with them in the future.

The information disclosed in Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, the certificate of incorporation (the “Charter”) and the bylaws (the “Bylaws”) of Chazak immediately prior to the Merger continue to be the Company’s certificate of incorporation and bylaws after the Merger and replaced PubliCARD’s certificate of incorporation and bylaws in their entirety, effective January 30, 2008.

Under the Charter, in accordance with the Plan of Reorganization, Chazak is authorized to issue 60,000,000 shares of Chazak Common Stock. The holders of Chazak Common Stock are entitled to one vote per share on all matters submitted to a vote of stockholders. Cumulative voting for the election of directors is not authorized by the Charter. Chazak is prohibited by its Charter from issuing non-voting stock.

The holders of Chazak Common Stock are entitled to receive ratably such dividends as may be declared by Chazak’s board of directors from time to time out of legally available funds. In the event of a liquidation, dissolution or winding up of Chazak, holders of Chazak Common Stock have the right to a ratable portion of assets remaining after payment of liabilities. The Charter imposes no limitations on the transferability of the Chazak Common Stock.

The Chazak Common Stock has no preemptive or conversion rights. There are no redemption or sinking fund provisions with respect to the Chazak Common Stock.

The Charter contains a provision that allows the holders of the Chazak Common Stock to take action at an annual or special meeting of stockholders called in accordance with the Bylaws or by written consent or electronic transmission of stockholders in accordance with the Bylaws. Under the Charter and the Bylaws, the affirmative vote of the holders of at least sixty-six and two thirds percent (66 and 2/3%) of the voting power of the outstanding shares of Chazak Common Stock is required for the stockholders to adopt, amend or repeal the Bylaws. Under the Bylaws, the affirmative vote of the holders of at least sixty-six and two thirds percent (66 and 2/3%) of the voting power of the outstanding shares of Chazak Common Stock is required for the stockholders to remove a director without cause, unless a certain stockholders agreement is effective, in which case the affirmative vote of the holders of a majority of such voting power is required.

The foregoing description of the Charter and Bylaws is qualified in its entirety by the full text of such documents, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01      Regulation FD Disclosure.

On January 31, 2008, Chazak issued a press release in connection with the effectiveness of the Plan of Reorganization. The press release is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

2.1	First Amended Plan of Reorganization of PubliCARD, Inc..

2.2	Order Modifying First Amended Plan of Reorganization of PubliCARD, Inc..

3.1	Certificate of Incorporation of Chazak Value Corp.

3.2	Bylaws of Chazak Value Corp.

10.1	Agreement and Plan of Merger, dated as of January 29, 2008, by and between Chazak Value Corp. and PubliCARD, Inc.

10.2	Contribution Agreement, dated as of October 26, 2007, by and between The 500 Group, LLC and PubliCARD, Inc.

10.3	Funding Agreement, dated as of January 18, 2008, by and among PubliCARD, Inc., The 500 Group, LLC, Joseph E. Sarachek, Charles Fisch, IA Capital, LLC, Ridge View Group LLC and Folio Holdings, LLC.

10.4	Stockholders Agreement, dated as of January 30, 2008, by and among Chazak Value Corp., Joseph E. Sarachek, Charles Fisch, IA Capital, LLC, Ridge View Group LLC and Folio Holdings, LLC.

10.5	Registration Rights Agreement, dated as of January 30, 2008, by and among Chazak Value Corp., Joseph E. Sarachek, Charles Fisch, IA Capital, LLC, Ridge View Group LLC and Folio Holdings, LLC.

99.1	Information as to the assets and liabilities of PubliCARD, Inc. as of December 31, 2007.

99.2	Press Release issued by Chazak Value Corp. on January 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Chazak Value Corp.

By:	/s/
Joseph E. Sarachek
President and CEO
Date: February 6, 2008

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	First Amended Plan of Reorganization of PubliCARD, Inc..

2.2	Order Modifying First Amended Plan of Reorganization of PubliCARD, Inc..

3.1	Certificate of Incorporation of Chazak Value Corp.

3.2	Bylaws of Chazak Value Corp.

10.1	Agreement and Plan of Merger, dated as of January 29, 2008, by and between Chazak Value Corp. and PubliCARD, Inc.

10.2	Contribution Agreement, dated as of October 26, 2007, by and between The 500 Group, LLC and PubliCARD, Inc.

10.3	Funding Agreement, dated as of January 18, 2008, by and among PubliCARD, Inc., The 500 Group, LLC, Joseph E. Sarachek, Charles Fisch, IA Capital, LLC, Ridge View Group LLC and Folio Holdings, LLC.

10.4	Stockholders Agreement, dated as of January 30, 2008, by and among Chazak Value Corp., Joseph E. Sarachek, Charles Fisch, IA Capital, LLC, Ridge View Group LLC and Folio Holdings, LLC.

10.5	Registration Rights Agreement, dated as of January 30, 2008, by and among Chazak Value Corp., Joseph E. Sarachek, Charles Fisch, IA Capital, LLC, Ridge View Group LLC and Folio Holdings, LLC.

99.1	Information as to the assets and liabilities of PubliCARD, Inc. as of December 31, 2007.

99.2	Press Release issued by Chazak Value Corp. on January 31, 2008.